UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2006

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Campus Road, Totowa, New Jersey	07512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

On April 3, 2006, Vital Signs, Inc. filed with the SEC its definitive proxy statement relating to its 2006 annual meeting of shareholders. The proxy statement relates solely to the election of directors.

As reflected in Vital Signs’ proxy statement:

•	Howard W. Donnelly, a current director of Vital Signs, is standing for re-election for a three year staggered term;

•	David J. Bershad will not stand for re-election; and

•	all other members of Vital Signs’ Board of Directors - Terry D. Wall, David H. MacCallum, Richard L. Robbins, George A. Schapiro and C. Barry Wicker - will continue as members of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By: /s/ Jay Sturm Name: Jay Sturm Title: Vice President / General Counsel

Dated: April 3, 2006